Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF JULY
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

                                                                      Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                              MONTH: JULY 2001

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
                                       -----------------------------------------
Amounts reported should be                SUNRISE     SUNRISE PMTS
per the debtor's books,                  OPERATING      MADE BY
not per the bank statement             #052-978-7889   TESSERACT        TOTAL
                                       -------------  ------------   -----------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                            --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS      250,276.25     538,407.35     788,683.60
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                   250,276.25     538,407.35     788,683.60

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS        250,276.25                    250,276.25
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                        538,407.35     538,407.35
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
    ATTORNEY FEES                                                             --
    ACCOUNTANT FEES                                                           --
    OTHER PROFESSIONAL FEES                                                   --
    U.S. TRUSTEE QUARTERLY FEE                                                --
    COURT COSTS                                                               --
       TOTAL DISBURSEMENTS              250,276.25     538,407.35     788,683.60
                                       -----------    -----------    -----------
ACCOUNT BALANCE -
END OF MONTH                                    --             --             --
                                       ===========    ===========    ===========

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                      788,683.60
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                      ----------
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                 788,683.60
                                                                      ==========

                       SUNRISE EDUCATIONAL SERVICES, INC.
                             STATEMENT OF OPERATIONS
                       FOR THE MONTH ENDING JULY 31, 2001

Revenue
Tuition and Fees Revenue                                          $  974,806.62
Government Revenue                                                   100,671.58
Food Revenue                                                           2,629.36
Discounts                                                           (146,297.36)
Refunds/Returns                                                       (1,830.00)
                                                                  -------------

Total Revenue                                                        929,980.20
                                                                  -------------

Operational Costs
Salaries and Wages                                                   550,782.94
Taxes and Benefits                                                    43,792.37
Classroom Expenses                                                     5,599.65
Food Programs Expense                                                 45,974.88
Grants/Fee Expense                                                           --
Transportation Expenses                                               16,867.97
Maintenance Expense                                                   56,587.96
Insurance Expense                                                     11,902.82
Rent Expense                                                         (27,967.74)
Security Services Expense                                              3,975.66
Personal Property Tax Expense                                         14,378.42
Real Property Tax Expense                                              5,736.65
Utilities Expense                                                     33,569.51
                                                                  -------------

Total Operational Costs                                              761,201.09
                                                                  -------------

General & Administrative Costs
Advertising, Mktg, Promo Exp                                           1,368.83
Bad Debt Expense                                                       7,066.25
Bank Charges/Processing Fees-A                                        14,106.45
Computer/Technology Expense                                           56,057.21
Licenses & Fees Expense                                                      --
Office/School Supplies Expense                                           492.46
Penalties and Late Fee Charges                                               --
Postage and Printing Expense                                             489.58
Pre-Employment Expense                                                 2,398.00
Telephone Expense                                                     18,559.66
Travel Expense                                                         1,681.24
Allocated Corporate Overhead                                         145,962.00
Other Expenses                                                         3,842.15
                                                                  -------------

Total General and Administrative Expenses                            252,023.83
                                                                  -------------

Gain (Loss) on Disposal of Assets                                  2,029,478.21
Interest Expense                                                     (91,192.91)
Other Income (Expense)                                                       --
                                                                  -------------

Net Interest and Other Income (Expense)                            1,938,285.30
                                                                  -------------

Depreciation Expense                                                  32,406.58
                                                                  -------------

Total Depreciation and Amortization                                   32,406.58
                                                                  -------------

Reorganization Expenses
Bankruptcy Fees                                                        8,000.00
Professional Fees Allocated                                           82,412.00
                                                                  -------------

Total Reorganization Expenses                                         90,412.00
                                                                  -------------

Net Income                                                        $1,732,222.00
                                                                  =============

                       SUNRISE EDUCATIONAL SERVICES, INC.
                                  BALANCE SHEET
                                  JULY 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                          $          --
Accounts Receivable, net                                              393,322.22
Prepaid Rent                                                                  --
Other Current Assets                                                    1,785.00
                                                                   -------------

Total Current Assets                                                  395,107.22

Due From Tesseract                                                  3,659,782.59
Property and Equipment, net                                             3,512.66
Deposits and Other Assets                                              51,713.68
                                                                   -------------

Total Assets                                                       $4,110,116.15
                                                                   =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                                                           --
Accounts Payable                                                   $   78,728.04
Checks in Process of Collection                                        55,481.92
Payroll and Related Accruals                                          488,852.44
Deferred Revenue and Tuition Deposits                                  83,248.21
                                                                   -------------

Total Current Liabilities                                             706,310.61
                                                                   -------------

Pre-Petition Liabilities
Accounts Payable                                                      654,255.55
Other Current Liabilities                                             224,962.46
Long-Term Debt                                                          5,546.62
                                                                   -------------

Total Pre-Petition Liabilities                                        884,764.63
                                                                   -------------

Reserve for Closed Schools                                            143,661.34
Other Long-Term Obligations                                           274,439.09
                                                                   -------------

Total Long-Term Liabilities                                           418,100.43
                                                                   -------------

Total Liabilities                                                   2,009,175.67
                                                                   -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                     946,818.59
Post Petition Retained Deficit                                      1,154,121.89
                                                                   -------------

Total Shareholders' Equity                                          2,100,940.48
                                                                   -------------

Total Liabilities and Shareholders' Equity                         $4,110,116.15
                                                                   =============

CASE NUMBER: B-00-10939-ECF-RTB                        STATUS OF ASSETS


                                                         0-30     31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL      DAYS      DAYS   DAYS
-------------------                           -----      ----      ----   ----
TOTAL ACCOUNTS RECEIVABLE                    393,322    393,322     --     --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                    393,322    393,322     --     --

                                 SCHEDULED                              CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS    DELETIONS    AMOUNT
------------                      ------      ---------    ---------    ------

REAL PROPERTY
BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214     1,076,355         0
ACCUMULATED DEPRECIATION         (413,993)    (115,058)     (529,051)       (0)
NET BUILDINGS/PLANT               606,147      (58,844)      547,304        (0)

EQUIPMENT                         755,300       24,266       776,055     3,512
ACCUMULATED DEPRECIATION         (511,115)    (130,029)     (641,144)       (0)
NET EQUIPMENT                     244,186     (105,763)      134,911     3,512

AUTOS & VEHICLES                  953,839      953,839             0
ACCUMULATED DEPRECIATION         (625,670)     (79,967)     (705,637)       (0)
NET AUTOS & VEHICLES              328,170      (79,967)      248,202         0

CASE NUMBER: B-00-10939-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
    UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90     91+
    ------------------             -----       ----     -----    -----     ---
ACCOUNTS PAYABLE                   78,728     73,929     229       --     4,571
TAXES PAYABLE                          --         --
ACCRUED PAYROLL AND BENEFITS      488,852    488,852
PREPAID TUITION                    83,248     83,248
SECURED DEBT                           --
OUTSTANDING A/P CHECKS             55,482     55,482
OTHER (ATTACH LIST)                    --
                                  -------    -------     ---      ---     -----
TOTAL POST-PETITION
     LIABILITIES                  706,311    701,512     229       --     4,571
                                  =======    =======     ===      ===     =====

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                          AMOUNT PD    TOTAL PD
NAME                               REASON FOR PAYMENT    THIS MONTH    TO DATE
----                               ------------------    ----------    -------
NONE

TOTAL PAYMENTS TO INSIDERS                                       --         --

                                  PROFESSIONALS

           DATE OF COURT                                                 TOTAL
         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID      INCURRED
NAME          PAYMENT         APPROVED        PAID       TO DATE        & UNPAID
----          -------         --------        ----       -------        --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                CASE STATUS

QUESTIONNAIRE
                                                             YES           NO
                                                             ---           --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES:     0

INSURANCE

                    CARRIER AND    PERIOD     EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------
Gen Liability      CLI0020446      3/1/2001    7/31/2001    Paid in full
Auto Liability     70APN164181     3/1/2001    7/31/2001    Paid in full
Excess Liability   UMI0000567      3/1/2001    7/31/2001    Paid in full
Workers Comp       307512-4       12/1/2000   11/30/2001    Monthly as a % of PR
Blanket Contents   59UUMUN3158     3/1/2001    7/31/2001    Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                         $  313,380.07
                                                                   -------------

Cash In:  Telecheck                                                $  183,755.51
          Credit Card Deposit (Preschools)                            393,938.12
          Regular Deposits (Preschools)                               384,625.62
          Other Deposit (Preschool)                                 2,714,460.25
                                                                   -------------
Daily Cash In:                                                     $3,676,779.50
                                                                   =============

Cash Out: Preschool A/P                                            $  250,276.25
          Preschool Payroll                                           436,117.36
          Corporate A/P (allocated)                                   102,290.00
          Preschool NSF                                                   825.90
                                                                   -------------
Daily Cash Out:                                                    $  789,509.51
                                                                   =============

Net Cash In/Out:                                                   $2,887,269.99
                                                                   -------------

ENDING FUNDS AVAILABLE:                                            $3,200,650.06
                                                                   =============

                            SUNRISE PRESCHOOLS, INC.
                          VENDOR CHECK REGISTER REPORT
                              PAYABLES MANAGEMENT

* Voided Checks

CHECK NUMBER    VENDOR ID      VENDOR CHECK NAME                   CHECK DATE     CHECKBOOK ID    AUDIT TRAIL CODE        AMOUNT
------------    ---------      -----------------                   ----------     ------------    ----------------        ------
100013493       ACTENT000      ACTION ENTRANCE, INC.                7/6/2001        OPERATING       PMCHK00000162      $    187.50
100013494       APS200000      APS-2907                             7/6/2001        OPERATING       PMCHK00000162      $  2,075.89
100013495       ARIAIR000      ARIZONA AIR-SCENT                    7/6/2001        OPERATING       PMCHK00000162      $    437.25
100013496       ARIEMP000      ARIZONA EMPLOYERS COUNCIL            7/6/2001        OPERATING       PMCHK00000162      $    150.00
100013497       BANONE003      BANK ONE ARIZONA NA                  7/6/2001        OPERATING       PMCHK00000162      $    206.32
100013498       BOWTAM000      TAMI BOWEN                           7/6/2001        OPERATING       PMCHK00000162      $     96.98
100013499       BRICOM000      BRIXTON COMMERCIAL CLEANING          7/6/2001        OPERATING       PMCHK00000162      $  2,000.00
100013500       CHIRAJ000      RAJANI CHIRRAVORI                    7/6/2001        OPERATING       PMCHK00000162      $     72.00
100013501       CITGLN001      CITY OF GLENDALE                     7/6/2001        OPERATING       PMCHK00000162      $    240.00
100013502       CREFUN000      CREATIVE FUNDING                     7/6/2001        OPERATING       PMCHK00000162      $    348.65
100013503       CROBAN000      CROWN BANK LEASING                   7/6/2001        OPERATING       PMCHK00000162      $    509.88
100013504       DAIMAR000      DAILEY, MARGE                        7/6/2001        OPERATING       PMCHK00000162      $     41.51
100013505       DYCNAN000      DYCK, NANCY                          7/6/2001        OPERATING       PMCHK00000162      $    109.15
100013506       GECAP0003      GE CAPITAL                           7/6/2001        OPERATING       PMCHK00000162      $    284.91
100013507       HEAIMC000      HEALTHSOUTH IMC INC                  7/6/2001        OPERATING       PMCHK00000162      $    124.00
100013508       HEASAV000      HEART SAVERS                         7/6/2001        OPERATING       PMCHK00000162      $    144.00
100013509       IMPBAN000      IMPERIAL BANK                        7/6/2001        OPERATING       PMCHK00000162      $  3,750.00
100013510       LAKLEA000-B    LAKESHORE LEARNING MATERIALS         7/6/2001        OPERATING       PMCHK00000162      $  1,070.02
100013511       LITPAR         Litchfield Parks & Recreation        7/6/2001        OPERATING       PMCHK00000162      $    672.00
100013512       LOVBRO000      BROOKE LOVITCH                       7/6/2001        OPERATING       PMCHK00000162      $     44.00
100013513       MARJOE000      JOELY MARTIN                         7/6/2001        OPERATING       PMCHK00000162      $    261.64
100013514       MESPAR000      MESA PARKS,RECREATION                7/6/2001        OPERATING       PMCHK00000162      $     65.00
100013515       MITTON000      TONYA MITCHELL                       7/6/2001        OPERATING       PMCHK00000162      $     37.12
100013516       NICJUD000      Judy Niccum                          7/6/2001        OPERATING       PMCHK00000162      $    220.00
100013517       NOP000000      NOPPENBERG,KAREN                     7/6/2001        OPERATING       PMCHK00000162      $     29.50
100013518       PENSAV000      PENNYSAVER                           7/6/2001        OPERATING       PMCHK00000162      $    625.00
100013519       PETSTA000      STACEY PETO                          7/6/2001        OPERATING       PMCHK00000162      $     22.32
100013520       PITBOW001      PITNEY BOWES-85390                   7/6/2001        OPERATING       PMCHK00000162      $     19.00
100013521       Q0MINC000      Q-MATRIX INC                         7/6/2001        OPERATING       PMCHK00000162      $    950.18
100013522       RANKAT000      RANDALL, KATHY                       7/6/2001        OPERATING       PMCHK00000162      $    369.81
100013523       REDSER000      REDDI SERVICES                       7/6/2001        OPERATING       PMCHK00000162      $     91.00
100013524       SANBAR001      SANTA BARBARA BANK & TRUST           7/6/2001        OPERATING       PMCHK00000162      $  1,377.15
100013525       SLAJAC000      JACK SLATE                           7/6/2001        OPERATING       PMCHK00000162      $    929.72
100013526       SRP2950        SRP2950                              7/6/2001        OPERATING       PMCHK00000162      $  4,634.56
100013527       TOWOF0002      TOWN OF GILBERT - UTILITIES          7/6/2001        OPERATING       PMCHK00000162      $    829.64
100013528       US0WES003      US WEST COMMUNICATIONS-29060         7/6/2001        OPERATING       PMCHK00000162      $    220.06
100013529       VER000000      VERIFONE                             7/6/2001        OPERATING       PMCHK00000162      $     78.85
100013530       WELFAR001      WELLS FARGO                          7/6/2001        OPERATING       PMCHK00000162      $  1,276.00
100013531       ZIEALY000      ALYSHA ZIEBELL                       7/6/2001        OPERATING       PMCHK00000162      $    123.00
100013532       MANLIF000      MANULIFE FINANCIAL                   7/9/2001        OPERATING       PMCHK00000163      $  3,140.91
100013533       US0FOO000      US FOODSERVICE                       7/9/2001        OPERATING       PMCHK00000164      $  6,913.06
100013534       ACTENT000      ACTION ENTRANCE, INC.                7/10/2001       OPERATING       PMCHK00000165      $    250.00
100013535       ARIAIR000      ARIZONA AIR-SCENT                    7/10/2001       OPERATING       PMCHK00000165      $    297.29
100013536       CENLEA000      CENTENNIAL LEASING & SALES INC       7/10/2001       OPERATING       PMCHK00000165      $    408.65
100013537       CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29       7/10/2001       OPERATING       PMCHK00000165      $    433.83
100013538       CREFUN000      CREATIVE FUNDING                     7/10/2001       OPERATING       PMCHK00000165      $    201.59
100013539       EXTCLE000      EXTRACTION CLEANING COMPANY          7/10/2001       OPERATING       PMCHK00000165      $  1,320.00
100013540       HON00P000      HONEYWELL,INC. - PHX                 7/10/2001       OPERATING       PMCHK00000165      $    144.00
100013541       IKOOFF003      IKON OFFICE SOLUTIONS (CA)           7/10/2001       OPERATING       PMCHK00000165      $    215.12
100013542       JAKBRE000      JAKE BREAK CAFE                      7/10/2001       OPERATING       PMCHK00000165      $  1,319.90
100013543       LAKLEA000-B    LAKESHORE LEARNING MATERIALS         7/10/2001       OPERATING       PMCHK00000165      $  1,049.41
100013544       NOP000000      NOPPENBERG,KAREN                     7/10/2001       OPERATING       PMCHK00000165      $     27.09
100013545       OPECLE000      OPEN WORKS                           7/10/2001       OPERATING       PMCHK00000165      $  1,170.00
100013546       PANPRO000      PANTANO PRODUCE COMPANY              7/10/2001       OPERATING       PMCHK00000165      $    768.35
100013547       PROUSA000      PROFORCE USA                         7/10/2001       OPERATING       PMCHK00000165      $ 13,475.50
100013548       SANBAR001      SANTA BARBARA BANK & TRUST           7/10/2001       OPERATING       PMCHK00000165      $    295.65
100013549       TOOLOR000      LORI TOOLEY                          7/10/2001       OPERATING       PMCHK00000165      $     47.74
100013550       US0WES003      US WEST COMMUNICATIONS-29060         7/10/2001       OPERATING       PMCHK00000165      $    918.54
100013551       WHEAMY000      AMY WHEELER                          7/10/2001       OPERATING       PMCHK00000165      $     21.39
100013553       MAR000000      MARRO,GINNY                          7/12/2001       OPERATING       PMCHK00000167      $    106.31
100013554       US0FOO000      US FOODSERVICE                       7/12/2001       OPERATING       PMCHK00000168      $ 11,561.14
100013555       AMKINC000      AMKORE INC.                          7/12/2001       OPERATING       PMCHK00000169      $  8,782.90
100013556       APS200000      APS-2907                             7/12/2001       OPERATING       PMCHK00000169      $  2,013.99
100013557       ARIAIR000      ARIZONA AIR-SCENT                    7/12/2001       OPERATING       PMCHK00000169      $    321.04
100013558       ARIREP000      ARIZONA REPUBLIC                     7/12/2001       OPERATING       PMCHK00000169      $    707.60
100013559       CITGLEUTI      CITY OF GLENDALE - UTILITIES         7/12/2001       OPERATING       PMCHK00000169      $    411.56
100013560       CITTEM296      CITY OF TEMPE - 29617                7/12/2001       OPERATING       PMCHK00000169      $    490.78

* Voided Checks

CHECK NUMBER    VENDOR ID      VENDOR CHECK NAME                   CHECK DATE     CHECKBOOK ID    AUDIT TRAIL CODE        AMOUNT
------------    ---------      -----------------                   ----------     ------------    ----------------        ------
100013561       CLS000000      CLS/CLEANWAY                         7/12/2001       OPERATING       PMCHK00000169      $    150.00
100013562       CON000000      CONCENTRA                            7/12/2001       OPERATING       PMCHK00000169      $    330.00
100013563       DISSCH000      DISCOUNT SCHOOL SUPPLY               7/12/2001       OPERATING       PMCHK00000169      $    501.05
100013564       DOCTEC000      DOCUMENT TECHNOLOGIES                7/12/2001       OPERATING       PMCHK00000169      $     42.73
100013565       HOMDEP000      HOME DEPOT                           7/12/2001       OPERATING       PMCHK00000169      $  2,525.00
100013566       IKOOFF003      IKON OFFICE SOLUTIONS (CA)           7/12/2001       OPERATING       PMCHK00000169      $    269.93
100013567       IROMOU000      IRON MOUNTAIN                        7/12/2001       OPERATING       PMCHK00000169      $    866.30
100013568       JETCON000      JET CONNECTION                       7/12/2001       OPERATING       PMCHK00000169      $    184.00
100013569       KRATER000      TERRILYNN KRAMER                     7/12/2001       OPERATING       PMCHK00000169      $     89.39
100013570       LAKLEA000-B    LAKESHORE LEARNING MATERIALS         7/12/2001       OPERATING       PMCHK00000169      $    199.76
100013571       LIVDIS000      LIVELY DISTRIBUTING DAIRY            7/12/2001       OPERATING       PMCHK00000169      $    169.00
100013572       MARINF000-B    MARKET INFORMATION CENTER            7/12/2001       OPERATING       PMCHK00000169      $    158.75
100013573       MONROX000      MONTANEZ, ROXANN                     7/12/2001       OPERATING       PMCHK00000169      $    103.55
100013574       NICJUD000      Judy Niccum                          7/12/2001       OPERATING       PMCHK00000169      $    630.00
100013575       PENSAV000      PENNYSAVER                           7/12/2001       OPERATING       PMCHK00000169      $     84.28
100013576       Q0MINC000      Q-MATRIX INC                         7/12/2001       OPERATING       PMCHK00000169      $     97.98
100013577       SRP2950        SRP2950                              7/12/2001       OPERATING       PMCHK00000169      $  3,043.16
100013578       THEHAR000      THE HARTFORD                         7/12/2001       OPERATING       PMCHK00000169      $  4,823.77
100013579       THORAE000      THOMAS, RAE ANN                      7/12/2001       OPERATING       PMCHK00000169      $     76.88
100013580       US0WES003      US WEST COMMUNICATIONS-29060         7/12/2001       OPERATING       PMCHK00000169      $  1,186.08
100013581       WELFAR001      WELLS FARGO                          7/12/2001       OPERATING       PMCHK00000169      $    308.00
100013582       WESINN000      WESTERN INNOVATIONS INC              7/12/2001       OPERATING       PMCHK00000169      $  5,100.00
100013596       STA000000      STAPLES-70225                        7/13/2001       OPERATING       PMCHK00000171      $  2,637.45
100013597       LIVDIS000      LIVELY DISTRIBUTING DAIRY            7/19/2001       OPERATING       PMCHK00000172      $    949.10
100013598       MANLIF000      MANULIFE FINANCIAL                   7/23/2001       OPERATING       PMCHK00000173      $  3,069.68
100013599       NOPMIK000      MIKE NOPPENBERG                      7/24/2001       OPERATING       PMCHK00000174      $  2,398.99
100013600       SHUSTO000      SHURGARD STORAGE                     7/24/2001       OPERATING       PMCHK00000174      $  1,443.54
100013601       SLAJAC000      JACK SLATE                           7/24/2001       OPERATING       PMCHK00000174      $  1,886.36
100013602       SANBAR001      SANTA BARBARA BANK & TRUST           7/26/2001       OPERATING       PMCHK00000175      $  2,919.71
100013603       US0FOO000      US FOODSERVICE                       7/26/2001       OPERATING       PMCHK00000176      $  9,365.61
100013604       PANPRO000      PANTANO PRODUCE COMPANY              7/27/2001       OPERATING       PMCHK00000177      $  2,062.95
100013605       MELUS0000      MELLON US LEASING                    7/27/2001       OPERATING       PMCHK00000178      $ 56,022.21
100013606       LIVDIS000      LIVELY DISTRIBUTING DAIRY            7/27/2001       OPERATING       PMCHK00000179      $  3,678.52
100013657       ACMLOC000      ACME LOCKSMITH CO                    7/30/2001       OPERATING       PMCHK00000181      $     50.39
100013658       APS200000      APS-2907                             7/30/2001       OPERATING       PMCHK00000181      $  6,334.62
100013659       ARIAIR000      ARIZONA AIR-SCENT                    7/30/2001       OPERATING       PMCHK00000181      $    544.27
100013660       AT&TWIR06      AT&T WIRELESS SERVICES-PHOENIX       7/30/2001       OPERATING       PMCHK00000181      $  2,554.26
100013661       BANOCC000      BANNER OCCUPATIONAL HEALTH           7/30/2001       OPERATING       PMCHK00000181      $     45.00
100013662       BENSHA000      SHANNON BENN                         7/30/2001       OPERATING       PMCHK00000181      $     15.00
100013663       BLD7ZEL000     BLDG7UNION HILLS LLC                 7/30/2001       OPERATING       PMCHK00000181      $  1,583.10
100013664       CHICAR001      CHILD CARE 2000                      7/30/2001       OPERATING       PMCHK00000181      $     35.00
100013665       CITCHAUT1      CITY OF CHANDLER - UTILITIES         7/30/2001       OPERATING       PMCHK00000181      $    225.51
100013666       CITPEOUTI      CITY OF PEORIA - UTILITIES           7/30/2001       OPERATING       PMCHK00000181      $    299.23
100013667       CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29       7/30/2001       OPERATING       PMCHK00000181      $    515.19
100013668       CLS000000      CLS/CLEANWAY                         7/30/2001       OPERATING       PMCHK00000181      $ 10,649.41
100013669       COLBET000      BETTY COLWELL                        7/30/2001       OPERATING       PMCHK00000181      $    277.00
100013670       COUCHE000      COURTESY CHEVROLET                   7/30/2001       OPERATING       PMCHK00000181      $  8,433.47
100013672       CROBAN000      CROWN BANK LEASING                   7/30/2001       OPERATING       PMCHK00000181      $    531.64
100013673       DMSCOM000      DMS COMMUNICATIONS                   7/30/2001       OPERATING       PMCHK00000181      $    456.21
100013674       FIOMAR000      MARYANN FIORE                        7/30/2001       OPERATING       PMCHK00000181      $    112.39
100013675       GARNAN000      NANCY GARCIA                         7/30/2001       OPERATING       PMCHK00000181      $     90.00
100013676       GECAP0003      GE CAPITAL                           7/30/2001       OPERATING       PMCHK00000181      $  1,273.79
100013677       HUDKRI000      KRISTIN HUDSON                       7/30/2001       OPERATING       PMCHK00000181      $     50.00
100013678       JETCON000      JET CONNECTION                       7/30/2001       OPERATING       PMCHK00000181      $    195.17
100013679       KNO000000      KNOTT,MARILYN                        7/30/2001       OPERATING       PMCHK00000181      $    406.72
100013680       LAKLEA000-B    LAKESHORE LEARNING MATERIALS         7/30/2001       OPERATING       PMCHK00000181      $  1,648.56
100013681       MARGLA000      MARC'S GLASS-PHX                     7/30/2001       OPERATING       PMCHK00000181      $  1,365.00
100013682       NEWLYN000      LYNNETTE NEWCOMB                     7/30/2001       OPERATING       PMCHK00000181      $    114.00
100013683       NYBSHE000      SHELLEY NYBERG                       7/30/2001       OPERATING       PMCHK00000181      $    246.00
100013684       PROUSA000      PROFORCE USA                         7/30/2001       OPERATING       PMCHK00000181      $  2,491.33
100013685       ROAFIR000      ROADRUNNER FIRE & SAFETY             7/30/2001       OPERATING       PMCHK00000181      $    116.35
100013686       SRP2950        SRP2950                              7/30/2001       OPERATING       PMCHK00000181      $  8,020.16
100013687       THORAE000      THOMAS, RAE ANN                      7/30/2001       OPERATING       PMCHK00000181      $     29.07
100013688       TOOLOR000      LORI TOOLEY                          7/30/2001       OPERATING       PMCHK00000181      $    466.11
100013689       TOSEAS000      TOSHIBA EASY LEASE                   7/30/2001       OPERATING       PMCHK00000181      $    957.79
100013690       U0CWIN000      U-C WINDOW CLEANING                  7/30/2001       OPERATING       PMCHK00000181      $  1,219.05
100013691       US0WES003      US WEST COMMUNICATIONS-29060         7/30/2001       OPERATING       PMCHK00000181      $  1,706.78
100013692       WELFAR001      WELLS FARGO                          7/30/2001       OPERATING       PMCHK00000181      $    308.00
100013693       USTRU000       US TRUSTEE PROGRAM PMT CTR           7/31/2001       OPERATING       PMCHK00000182      $  8,000.00
                                                                                                                       -----------
Total Checks: 136                                                                         Total Amount of Checks:      $250,276.25
                                                                                                                       ===========